                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2007


                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-30045              38-3518829
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


       300 PRESTON AVE., SUITE 302
        CHARLOTTESVILLE, VA 22902                       (434) 979-0724
          (Address of principal                (Registrant's telephone number,
           executive offices)                       including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


........Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01


Catuity today announced that it had adjourned its special meeting of stockholders - called to seek stockholder approval for a recently-closed financing - to Monday, February 5, 2007 at 4:30 P.M. EST (Tuesday, February 6, 2007 at 8:30 A.M. Sydney, Australia time), to be held at Catuity's headquarters in Charlottesville, Virginia. Call in information for those stockholders who want to attend via phone will be posted on Catuity's website 24 hours prior to the call at www.catuity.com on the home page under alerts.

Catuity CEO John Racine noted that, "Although we solicited stockholder proxies for this meeting, we did not have proxies returned at this time sufficient to constitute a quorum. I am heartened to see that of the approximately 640,000 proxies returned (approximately 30% of the total outstanding), fully 89.5% have voted in favor of our 2006 Financing."


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          CATUITY INC.
                          (Registrant)


                          By: /s/ Debra Hoopes
                              ----------------------------
                               Debra Hoopes
                               Senior Vice President and Chief Financial Officer




Date: January 26, 2007



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